MARKETABLE SECURITIES	12 Months Ended
Dec. 31, 2025
Financial Instruments [Abstract]
MARKETABLE SECURITIES	MARKETABLE SECURITIES

	Note	December 31, 2025	December 31, 2024
Balance – beginning of year		$6,142	$92,666
Additions		5,024	900
Dispositions	6(b)	(3,023)	(48,191)
Reclassification of investment in Versamet	6(a)	80,142	—
Received as partial consideration on disposal of assets	5(b)	29,526	—
Change in fair value	6(c)	44,872	(39,233)
Balance – end of year		$162,683	$6,142
(a)Investment in Versamet
At December 31, 2025, the Company’s investment in Versamet is classified as marketable securities (2024 – other investments in equity securities included in other non-current assets) (note 11(b)). At December 31, 2025, the carrying amount of the Company’s investment in Versamet was $108.4 million (2024 – $32.3 million).
(b)Investment in i-80 Gold Corp. (“i-80 Gold”)
During the year ended December 31, 2024, the Company sold its remaining 50.6 million common shares of i-80 Gold held for total proceeds of $48.2 million and derecognized the carrying amount of the marketable securities of $48.2 million. In connection with the dispositions, the Company transferred the cumulative loss of $74.2 million, net of tax of nil, on the marketable securities from accumulated other comprehensive (loss) gain (“AOCI”) to retained earnings.
(c)Change in fair value
During the year ended December 31, 2025, the Company recognized a total gain of $92.6 million (2024 – net loss of $40.0 million) before tax in OCI, consisting of the fair value gains of $44.9 million on its investments in marketable securities (2024 – net loss of $38.4 million) and $47.7 million (2024 – loss of $1.6 million) on its investment in Versamet included in other non-current assets prior to being reclassified to marketable securities.
At December 31, 2025, the cumulative gains, net of tax, accumulated in AOCI in respect of the Company’s investments measured at FVOCI amounted to $71.8 million (2024 – cumulative losses of $23.4 million).